Exhibit 99.1

ANNOUNCING A VOLUNTARY NO-COST SALE PROGRAM

FOR HOLDERS OF FEWER THAN 100 SHARES OF

INSWEB CORPORATION COMMON STOCK

This offer expires March 21, 2003

February 7, 2003

Account Number:

Dear Shareholder:

InsWeb Corporation (“INSW”) is pleased to announce a voluntary no-cost program through which shareholders holding fewer than 100 shares of InsWeb Corporation Common Stock may conveniently sell all of their shares.

We value all of our shareholders but recognize that the inconvenience and cost of brokerage commissions may have deterred you from selling your InsWeb Corporation holdings. For this reason, we are making available to you this program designed to help you sell InsWeb Corporation Common Stock conveniently and at no cost through the mail.

To participate in this program, simply check the sell box on the Acceptance Form, sign the form, and return it in the enclosed envelope, along with your stock certificate(s). The program manager, American Stock Transfer & Trust Company, must receive your request no later than March 21, 2003. All selling fees of the program manager will be paid by INSW.

All terms of the program including the lost certificate bond premium (in the event one or more of your stock certificates is lost, stolen or destroyed) are contained in this letter and a Question and Answer section on the reverse side. If you have any further questions concerning this program, please call the program manager, American Stock Transfer & Trust Company at 1-866-582-4049 (U.S. — Toll Free) or 1-718-921-8124 (Worldwide).

Sincerely,

Mark P. Guthrie
President and
Chief Executive Officer

â  Carefully detach at the perforation here.  â

1 Common

ACCEPTANCE FORM

For SELLING shares of

INSWEB CORPORATION COMMON STOCK

If you wish to sell, please sign and return the completed form. This offer expires March 21, 2003.

CHECK THE BOX TO SELL
SHARES HELD
☐

SELL ALL OF MY SHARES.  I HAVE ENCLOSED MY CERTIFICATE(S). See reverse side if you have lost your certificate(s). Verify that your TIN (shown below) is correct.  If it is incorrect or missing, complete W-9 on back.

INDICATE ADDRESS CHANGE BELOW

Signature of shareholder(s). If Joint Ownership, all parties must sign.

Date

Daytime Telephone Number

Make no markings below this line

InsWeb Corporation (“INSW”) Odd Lot Program

Questions & Answers

1.  How do I sell my InsWeb Common Stock?

It’s easy. Simply mark the “SELL” box on the Acceptance Form, sign, date, and enclose it along with your certificates in the return envelope provided. If you decide to sell, you must sell all of your shares.  You may sell your shares even if you cannot locate your certificate(s) (see question #5).  If your Taxpayer Identification Number shown on the front of the form is incorrect or missing, complete the Substitute W-9 certification on the back of the Acceptance Form to avoid backup withholding. All foreign persons must sign the Substitute W-8BEN on the back of the Acceptance Form to avoid backup withholding.

2.  What will I be paid for my shares?

You will be paid $2.35 for each share or the closing price on the day your acceptance form is received by the Program Manager, whichever is greater. All selling fees of the program manager (AST) will be paid by InsWeb.

3.  What is the price of InsWeb Common Stock?

INSW common stock is listed on the NASDAQ and trades under the stock symbol “INSW”. For your information, the closing price reported in the January 31, 2003 edition of The Wall Street Journal was $2.17.

4.  When will I receive my money?

American Stock Transfer & Trust Company will mail checks with 1099B attached for sell requests within 5 business days after receiving your Acceptance Form.  Please allow additional time for the mail to reach you.

 5.  What if I have lost my certificate(s)?

If you cannot locate your certificate(s), simply read the “Affidavit for Lost Stock Certificates” on the back of the Acceptance Form and sign the front.  An insurance premium of $.05 per share (minimum $30.00) will be deducted from  the proceeds of the sale of your stock to purchase the required bond of indemnity for the replacement of your certificate.

6.  How much time do I have to participate?

The program will expire on March 21, 2003.  Your Acceptance Form must be received in good order by that date.

THIS PROGRAM IS VOLUNTARY.

The Board of Directors of InsWeb Corporation makes no recommendation as to whether or not you should participate in this program.  This program is voluntary and you are under no obligation to sell your shares in the program.

For questions regarding this voluntary program,

please call:

American Stock Transfer & Trust Company

Toll free 1-866-582-4049

Worldwide call 1-718-921-8124

Please have your Acceptance Form available when calling.

AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

INSWEB CORPORATION COMMON STOCK SALE PROGRAM

Terms and Conditions for Shareholders with Lost Stock Certificates:  Please read the following information.  Your signature on the reverse side of this form will indicate your acceptance of the terms of this bond of indemnity.  An insurance premium of $.05 per share (minimum $30.00) will be deducted from the proceeds of the sale of your shares.

I am the lawful owner of the shares described on the reverse side of this form.  I have made a diligent search for the certificate(s) and have been unable to find them, and make this affidavit for the purpose of inducing the liquidation of the certificate(s) without surrender of the certificate(s) and the sale of the shares represented thereby, and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s).  The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned, or otherwise disposed of.  I, in consideration of the proceeds of the sale of the shares represented by the certificate(s) agree to indemnify, protect, and hold harmless InsWeb Corporation, American Stock Transfer & Trust Company, Rochdale Insurance Company, and any other party to the transaction (the “Obligees”), from and against all losses, costs, and damages, including court costs and attorneys fees, which they may be subject to or liable for in respect to the cancellation and replacement of the certificate(s), the sale and purchase of the shares represented thereby, and the distribution of the proceeds of the certificate(s).  The rights accruing to the Obligees under the proceeding sentences shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may have occurred.  I agree that this affidavit shall be delivered to accompany a bond of indemnity no. 00TLB0001 underwritten by Rochdale Insurance Company to protect the foregoing parties.

W-9 Certification - Under penalties of perjury, I certify that (1) the number I have entered below is my correct US Taxpayer Identification Number, (2) I am not subject to backup withholding tax either because I have not been notified that I am subject to backup withholding tax as a result of failure to report all interest and dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding tax and (3) I am a U.S. person.  If I am signing this form as a co-owner, I understand that these representations are intended to apply to all co-owners collectively.

The Internal Revenue Service does not require your consent to any provision on this document other than the certifications required below to avoid backup withholding.

Taxpayer Identification Number	Signature	Date

W-8 BEN Certification  (for non-U.S. persons only)  — Under penalties of perjury, I certify that (1) I am the beneficial owner or am authorized to sign for the beneficial owner of all the income to which this form relates, (2) I am not a U. S person, (3) the income to which this form relates is not effectively connected with the conduct of a trade or business in the U. S. or is effectively connected but is not subject to tax under an income tax treaty and, (4) that the holder is an exempt foreign person.

Country of Citizenship	Signature	Date

Make no markings below this line.